                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                               ----------------------

                                      FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: AUGUST 19, 1997

                           COMMISSION FILE NUMBER: 01-9723

                       PHARMACEUTICAL MARKETING SERVICES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  DELAWARE                                                    51-0335521
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                           identification no.)

  SUITE 912, 45 ROCKEFELLER PLAZA, NEW YORK                      10111
(Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code: (212) 841 0610

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pharmaceutical Marketing Services Inc. (the "Company") announced in May 1996 that it intended to concentrate on its core activities of information services to the pharmaceutical and healthcare industries and, that as a result of this, it would be divesting certain of its non-core business.

As part of this divestment program, the Company announced on July 30, 1997 that it had finalized the sale of its Dutch and US-based international publishing and communications operations, PMSI-Bugamor, to Excerpta Medica, the medical communications division of Elsevier Science for approximately $9 million in cash. The anticipated gain on the sale of this business will not be subject to income taxes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

        1.  Unaudited Pro Forma Consolidated Balance Sheet at March 31, 1997.

        2. Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year ended June 30, 1996.

        3. Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months ended March 31, 1997.

        4.  Notes to the Pro Forma Financial Statements.

(c) Exhibits

        2. Purchase Agreement dated July 30, 1997 by and among Bugamor Databases BV, PMSI Nederland BV and PMSI Bugamor Inc (as sellers), collectively "Bugamor", and Excerpta Medica Medical Communications BV and Elsevier Science Inc (as purchasers). (Copy available upon request).

       99.1 Press Release dated July 30, 1997.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       PHARMACEUTICAL MARKETING SERVICES INC.

Date: August 19, 1997                          By: Raymond M. Davies
                                                   Treasurer and Chief
                                                   Financial Officer

PRO FORMA FINANCIAL INFORMATION

For purposes of this presentation, pro forma adjustments have been made to the historical results of operations and balance sheet to provide information as to how the disposition may have affected the results of operations and financial position. The unaudited pro forma consolidated balance sheet was prepared as if the disposition had occurred as of March 31, 1997.

The unaudited pro forma consolidated statement of operations assumes the disposition had taken place at the beginning of the corresponding fiscal year. This unaudited pro forma information does not purport to be indicative of the results of operations that would have been obtained if the disposition had occurred at the beginning of the fiscal year presented, and is not intended to be a projection of future results.

The following pro forma financial information is provided:

        1. Unaudited Pro Forma Consolidated Balance Sheet at March 31, 1997.

        2. Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year ended June 30, 1996.

        3. Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months ended March 31, 1997.

        4. Notes to the Pro Forma Financial Statements.

                       PHARMACEUTICAL MARKETING SERVICES INC.
                   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                   March 31, 1997



                                Historical                         Pro Forma
                                 Balance                            Balance
                                  Sheet          Business            Sheet
                              March 31, 1997     Disposed        March 31, 1997
                              --------------    ----------       --------------
                                       ASSETS
Current assets
  Cash and cash equivalents     $ 23,204         $ 7,957            $ 31,161
  Marketable securities           37,686              --              37,686
  Accounts receivable,
     principally trade            23,689          (1,949)             21,740
  Work in process                  3,075            (640)              2,435
  Prepaid expenses and other
    current assets                 9,285            (156)              9,129
  Net current assets held
    for sale                       3,425              --               3,425
                                --------         -------            --------
      Total current assets       100,364           5,212             105,576

Marketable securities              4,312              --               4,312
Property and equipment, net       11,025            (455)             10,570
Goodwill, net                     25,185          (4,216)             20,969
Other assets, net                  9,140             (33)              9,107
Net assets held for sale          16,462              --              16,462
                                --------         -------            --------
      Total assets              $166,488         $   508            $166,996
                                ========         =======            ========

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current maturities of
    long-term debt              $    143         $    --            $    143
  Accounts payable                 4,665            (681)              3,984
  Accrued liabilities             12,685            (466)             12,219
  Unearned income                 16,867          (1,314)             15,553
                                --------         -------             -------
      Total current liabilities   34,360          (2,461)             31,899

Long-term debt                    69,044              --              69,044
Other liabilities                    585              --                 585
Minority interest                    125              --                 125
                                --------         -------            --------
      Total liabilities          104,114          (2,461)            101,653

Commitments and contingencies

Stockholders' equity              62,374           2,969              65,343
                                --------         -------            --------
      Total liabilities and
       stockholders' equity     $166,488         $   508            $166,996
                                ========         =======            ========


                       PHARMACEUTICAL MARKETING SERVICES INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          For the year Ended June 30, 1996
                        (in thousands, except per share data)




                                                HISTORICAL                     PRO FORMA
                                                 RESULTS          LESS:         RESULTS
                                            for the year ended   BUSINESS   for the year ended
                                               June 30, 1996     DISPOSED      June 30, 1996
                                            ------------------  ---------   ------------------
Revenue                                         $ 93,027        $(13,581)       $ 79,446
Production costs                                 (51,605)          7,157         (44,448)
Selling, general and administrative expenses     (34,208)          5,024         (29,184)
Amortization of intangible assets                 (2,012)            440          (1,572)
Impairment of long-lived assets                   (2,368)             --          (2,368)
Restructuring costs                               (2,314)             --          (2,314)
                                                --------        --------        --------
Operating income (loss)                              520            (960)           (440)
Interest and other income                          2,503              --           2,503
Interest expense                                  (2,633)             --          (2,633)
                                                --------        --------        --------
Income (loss) from continuing operations
  before income taxes                                390            (960)           (570)
Income tax provision                              (1,156)            488            (668)
Minority interest                                     57              --              57
                                                --------        --------        --------
Income (loss) from continuing operations        $   (709)       $   (472)       $ (1,181)
                                                ========        ========        ========
Income (loss) per share:
Net income (loss) per share                     $  (0.05)       $  (0.04)       $  (0.09)
                                                ========        ========        ========
Weighted average number of common shares          13,124          13,124          13,124
                                                --------        --------        --------

                       PHARMACEUTICAL MARKETING SERVICES INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE NINE MONTHS ENDED MARCH 31, 1997
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                HISTORICAL                            PRO FORMA
                                                 RESULTS                               RESULTS
                                               For the Nine          LESS:           For the Nine
                                               Months Ended         BUSINESS         Months Ended
                                              March 31, 1997        DISPOSED        March 31, 1997
                                              --------------        --------        --------------
Revenue                                          $ 71,268           $(8,842)            $ 62,426
Production costs                                  (39,249)            4,403              (34,846)
Selling, general and administrative expenses      (26,048)            3,274              (22,774)
Amortization of intangible assets                  (1,289)              345                 (944)
Income from assets held for sale                     (287)             --                   (287)
                                                 --------           -------             --------
Operating income                                    4,395              (820)               3,575
Interest and other income                           2,141              (120)               2,021
Interest expense                                   (2,293)               30               (2,263)
                                                 --------           -------             --------
Income from continuing operations
  before income taxes                               4,243              (910)               3,333
Income tax provision                               (1,502)              450               (1,052)
Minority interest                                     (12)             --                    (12)
                                                 --------           -------             --------
Income from continuing operations                $  2,729           $  (460)            $  2,269
                                                 ========           =======             ========

Income per share:
Net income per share                             $   0.21           $ (0.03)            $   0.17
                                                 ========           =======             ========

Weighted average number of common
  shares                                           13,268            13,268               13,268
                                                 --------           -------             --------

            EXPLANATORY NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


        1. The category "Business disposed" reflects the entity which the Company has divested at the time of this filing.

        2. The gain arising on sale of the business has been anticipated in the Pro Forma balance sheet.